FEBRUARY 28, 2025
SUPPLEMENT TO
THE HARTFORD GROWTH OPPORTUNITIES FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025
IMPORTANT NOTICE REGARDING NEW INVESTMENT POLICY FOR THE HARTFORD GROWTH OPPORTUNITIES FUND
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
The Board of Directors of The Hartford Mutual Funds II, Inc. has approved a new non-fundamental policy (“New Policy”) for The Hartford Growth Opportunities Fund in connection with amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended (“Names Rule”). The New Policy will become effective upon the compliance date of the Names Rule, which is currently December 11, 2025 (this date may be delayed in the event that the U.S. Securities and Exchange Commission grants an extension). The New Policy is not expected to materially impact the manner in which The Hartford Growth Opportunities Fund is managed. The New Policy for The Hartford Growth Opportunities Fund is as follows: “Under normal circumstances, the Fund invests at least 80% of its assets in securities of growth companies.” Accordingly, effective upon the compliance date of the Names Rule, under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the following paragraph is inserted after the first paragraph:
Under normal circumstances, the Fund invests at least 80% of its assets in securities of growth companies. Wellington Management determines whether a company is a growth company based on traditional and other measures of growth, such as whether the company is included within a third-party growth index (e.g. the Russell 3000 Growth Index or the MSCI ACWI Growth Index) and/or whether the company exhibits growth characteristics based on certain metrics, such as earnings per share (EPS) growth and/or revenue growth. A company may be determined to be a growth company under any of these factors.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7715
February 2025